ROLLINS, INC. AND SUBSIDIARIES

Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended September 30, 2006, fully complies with the requirements of Sections 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.

Date: October 31, 2006	/s/Gary W. Rollins
Gary W. Rollins
Chief Executive Officer, President
and Chief Operating Officer
(Principal Executive Officer)

Date: October 31, 2006	/s/Harry J. Cynkus
Harry J. Cynkus
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)